Exhibit 99.1

April 2006

(NASDAQ: AUXL)

Safe Harbor Statement

We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the effect the Company’s co-promotion on future Testim sales and gross profit; the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Peyronie’s and Dupuytren’s Diseases, Frozen Shoulder Syndrome, testosterone replacement, overactive bladder and pain; competition within certain markets relevant to the Company’s product candidates; market expansion opportunities from patients with Type II diabetes, HIV, AIDS and Erectile Dysfunction; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates as well as the reduction of side effects; the timing of the commencement and completion of clinical trials; the timing of manufacturing scale up for the Company’s product candidates; the timing of permission to enter Phase III trials for the Company’s AA4500 product candidate for Dupuytren’s Disease and for the Company’s testosterone replacement transmucosal film product candidate (AA2600); competitive developments affecting the Company’s products and product candidates, including the timing of court decisions in and outcome of pending patent litigation, regarding potential generic products, to which the Company is not a party; the timing of launch of competing generic products; the success of the Company’s development activities; the Company’s development and operation goals for fiscal 2006; the ability to fund future operations; and the Company’s expected financial performance during 2006 and financial milestones that it may achieve for 2006, including 2006 net revenues, research and development spending, selling, general and administrative expenses, and net loss. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Quarterly Report on Form 10-K for the period ended December 31, 2005 under the heading “Risk Factors”, which is on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor Relations—SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.

In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

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(NASDAQ: AUXL)

Revenue of of $42.8 Million (59% Growth over 2004)

+

“First-Mover” Pipeline Opportunities

= Impressive Performance; Poised for Growth

(NASDAQ: AUXL)

Broad Pipeline Maturing in Coming Years

5	6

Projected

Late Research Pre-clinical Pre-clinical Phase I Phase Phase II Phase III Market Market

Product Time to Market

Testim® gel Approved in US

Hypogonadism

& Europe

Transmucosal Film Hypogonadism

AA2600 2008

AA4500 Dupuytren’s Disease

2008

AA4500 Peyronie’s Disease

2008/2009

AA4500 Frozen Shoulder Syndrome

> 2008

Transmucosal Film

Overactive Bladder Partner Dependent

AA4010

Transmucosal Film Pain

Transmucosal Film Hormones and Urology

Note: Worldwide rights for all products available, except Testim where ex US rights have been licensed & Transmucosal film for Hypogonadism, where current partners have option to market.

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(NASDAQ: AUXL)

Testim® 1% Testosterone Gel: Near-Term Growth Driver

Executing on Opportunities

Testim® is Fastest Growing TRT Gel

Proprietary, topical 1% testosterone gel

Once-a-day application

Targeting urologists, endocrinologists, select PCPs 94 Auxilium sales representatives 300 Oscient reps target PCPs

Favorable clinical and commercial profile

Comparative studies support advantages Cost-effective and convenient Broad prescription coverage Growing prescriber loyalty

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Established Track Record of Consistent Growth

Testim® quarterly net revenue

($ in thousands) $4,307 $5,634 $6,619 $7,157 $7,615 $8,797 $9,839 $11,230 $12,938

Q4 2005 Y/Y

Growth:

+70%

Q4 2005 Q/Q

Growth:

+15%

Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405

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(NASDAQ: AUXL)

Male Hypogonadism (Testosterone Deficiency) Overview

Affects 20% of U.S. males over 50 yrs and causes serious medical conditions

Estimate that about 5% of affected population receives treatment

Diagnosis increasing through education and awareness

Signs/symptoms – Brain Function

Libido and erections Energy and vigor Cognitive function Sleep quality

Irritability and depressed mood

Signs/symptoms – Body Composition

Muscle mass and strength Bone mineral density

Male hair density and skin thickness – Fat mass –abdominal obesity

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Gels Fastest Growing TRT Segment

($ in millions)

500

400

300

200

100

0

$49 $59 $77 $118 $210 $302 $399 $459 $497 $35 $117 $198 $288 $340 $381

1997 1998 1999 2000 2001 2002 2003 2004 2005

Gel Patch Oral Injectables

(NASDAQ: AUXL)

Source: IMS data

Clinical Results Show Testim®

Changes Body Composition

Lean Body Mass

4.8 lbs

Fat Mass

4.0 lbs

Bone Mineral Density12-month study 2.6%

Improves Sexual Activity

Sexual Activity

59%

Statistically significant increases in sexual desire

Placebo-controlled study, 90-day results

Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

(NASDAQ: AUXL)

Patient Benefits Clinically Proven

Clinical trial of Testim® vs. AndroGel®

Testim provides 30% higher testosterone absorption (p<0.001)

13 clinical studies involving approx. 1,600 patients largest placebo-controlled study ever conducted

Total Testosterone

Mean AUC

0-24 (ng*h/dL)

6,000 5,000 4,000 3,000 2,000

%

0

+30%

Testim

AndroGel

Mean AUC

0-24 (ng*h/dL)

Free Testosterone

250 200 150 100 50 0

%

7

+47%

Testim

AndroGel

Note: Adjusted geometric means (CVb%) of a single-dose (50 mg testosterone), randomized,

complete crossover study of 29 hypogonadal men.

(NASDAQ: AUXL)

Testim® Driving Growth in Market

Strong market share with high-prescribing urologists (26.6% gel market share in January 2006)

Absolute Growth in Scripts

YTD Dec. 2005 vs 2004

+70,107

+45.9%

Testim

+11,352

+1.0%

AndroGel

Testim® Share of TRx of Gel Market

18% 16% 14% 12% 10% 8% 6% 4% 2% 0%

1.0%

Mar-03

16.5%

Feb-06

Source: IMS data

(NASDAQ: AUXL)

Future Clinical Development to Support Growth

Testosterone Deficiency Prevalence

50%

33%

30%

20%

AIDS

Type-2 Diabetes

HIV (men)

Erectile Dysfunction (ED)

Phase IV trials to support label expansion

Diabetes:

33% of diabetic men have low testosterone Study impact on blood sugar control Top-line results mid year 2006

Source: Dhindsa, S. et al J Clin Endocrinol Metab 2004; Dobs AS Bailleres Clin Endocrinol Metab 1998; Bodie, J. et al J. Urol. 2003

(NASDAQ: AUXL)

Generic Competition

Paragraph IV challenges to AndroGel

Watson approval received January 14, 2006; Launch at risk not expected in 2006 Opportunity for Solvay to prevail at trial Testim and AndroGel are not substitutable

Testim patent life

Current Testim® patent (exp. 2008) New patent filed in April 2003 (exp. 2020)

(NASDAQ: AUXL)

Positioned for Continued Growth

Market Drivers

Male sexual health awareness ED promotional impact Increased screening and testing

Normal “T” enhances outcome in ED patients Other health parameters improved with normal “T”

Diabetic / Metabolic Syndrome awareness

Product Drivers

Increase awareness through KOLs Leverage existing & new clinical data Improve sales force efficiencies Capitalize on Oscient partnership Leverage third-party payer coverage T-film line extension

(NASDAQ: AUXL)

Pipeline: “First Mover” Products

Advancing a Broad Portfolio of Opportunities

Two Phase III Trials to Begin in 2006

AA4500 franchise has potential for first-mover options for unmet medical needs

Transmucosal film technology provides dosage formulations for a variety of product candidates

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AA4500 – Company Transforming Opportunity

We believe that AA4500 has significant commercial potential

First-mover value

No effective non-surgical treatments

Worldwide rights offer options to build company or generate cash

3 indications currently licensed from BioSpecific Technologies:

Dupuytren’s & Peyronie’s Diseases and Frozen Shoulder Syndrome Options for in-licensing additional indications

Mechanism of action: scar remodeling

(NASDAQ: AUXL)

AA4500 for Dupuytren’s Disease

Disease description

Ring and small fingers become permanently flexed

Target population

Caucasian men and women

Prevalence highest among people of northern European descent

Current treatment

Surgery is only approved treatment

Surgery is expensive and characterized by numerous complications

Unmet need for non-surgical treatment

Clinical status

Phase II complete

Data showed efficacy and tolerability

2006 milestones

Mid 2H 2006: Initiate Pivotal Phase III

Target BLA filing 2007

Source: Badalamente, M. et al. J. Hand Surgery, September 2002

(NASDAQ: AUXL)

Revolutionizing Treatment for Dupuytren’s Disease

Current Treatment

AA4500 Treatment

(NASDAQ: AUXL)

AA4500 for Dupuytren’s Disease

Reported Clinical Results:

Patients entered with mean degree of contracture:

MP Joints: 50 PIP Joints: 49?

Successful patient outcomes

At follow-up visit, mean degree of contracture: 0-5

Mean of 3 injections MP Joints: 90% success PIP Joints: 70% success

Source: Badalamente, M. et al. J. Hand Surgery, September 2002

PIP joint MP joint

(NASDAQ: AUXL)

Findings from Preliminary Market Research

Approx. 500,000 patients saw Orthopedic surgeon for Dupuytren’s within last 12 months Top 6,000 MD’s (deciles 8 – 10) saw 71% of patients –Addressable market for AUXL – Addressable audience given our expertise in specialty pharma marketing

Approx. 45% of all patients were recommended for surgery; 20% of those patients chose not to have surgery 76% of surgeons stated they would use AA4500 to delay or avoid surgery

Source: Auxilium conducted interviews with 127 orthopedic surgeons, of whom 51 were questioned specifically about AA4500.

(NASDAQ: AUXL)

Dupuytren’s Commercial Opportunity

We believe:

Thought leaders indicate pent-up demand for non-surgical therapy Surgeons and patients prefer non-invasive treatment Each patient on average has 2 – 4 cords which will require treatment Early data indicates on average 1.5 vials of AA4500 required per cord AA4500 should command a premium price

Source: Dhindsa, S. et al J Clin Endocrinol Metab 2004; Dobs AS Bailleres Clin Endocrinol Metal 1998; Bodie, J. J. Urol. et al 2003

(NASDAQ: AUXL)

AA4500 for Peyronie’s Disease

Disease description

Plaque or hard scar area on the penis Deformity of the penis during erection precludes intercourse

Target population

Affects men predominantly over 50

Current treatment

Treated by urologists

Lacks good treatment options

PABA, Vitamin E, Verapamil ineffective Surgery may shorten penis; cause scarring

• Unmet need for non-surgical treatment

Clinical status

Phase IIa complete

Data showed efficacy and tolerability

2006 milestones

2H06: Initiate Phase IIb

Target BLA filing

Following approval Dupuytren’s BLA

Source: Mulhall, J. et al, June 2004

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Peyronie’s Disease and Current Treatment

Erect penis with Peyronie’s

Surgical Procedure

(NASDAQ: AUXL)

Preliminary Market Research Encouraging

Nearly 400,000 patients saw Urologist for Peyronie’s within last 12 months 23% of patients were recommended for surgery; remaining patients are waiting for other therapies 33% of surgical patients are dissatisfied; 42% subsequently need an implant 90% of Urologists stated they would use AA4500 to delay or avoid surgery

Source: Auxilium interviewed 103 urologists, of whom 50 responded to specific questions about AA4500.

(NASDAQ: AUXL)

Commercial Potential Also High for Peyronie’s

Highly motivated patients – many paying cash for surgery or other treatments

Phase IIa data used 9 injections of AA4500; Phase IIb will determine if fewer injections can be used

We expect AA4500 should command a premium price

Source: Badalamente, M. et al. J. Hand Surgery, September 2002

(NASDAQ: AUXL)

AA4500 for Frozen Shoulder Syndrome

Disease description

Diminished shoulder motion, characterized by restriction in active and passive range of motion

Target population

Estimated 3% of people develop frozen shoulder syndrome over their lifetime

Higher incidence among patients with diabetes (10-20%) vs general population (2-5%) Higher incidence among patients with insulin-dependent diabetes (36%), with increased frequency of bilateral shoulder involvement

Most common in patients between 45 – 70 yrs

Current treatment

Arthroscopic procedure or surgery

Clinical status

Phase IIa complete

Data showed efficacy and tolerability Additional studies needed to assess optimal dose and dosing regimen

2006 milestones

TBD

Source: Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topics372.htm

(NASDAQ: AUXL)

Transmucosal Film Technology

Developing products for treatment of hypogonadism and overactive bladder

Testim® line extension with lower COGS

Rights to utilize for products that contain hormones, treat urologic disorders and eight selected analgesic compounds for pain management, including acute and chronic pain

Benefits may include:

High absorption rates

Achieve therapeutic levels of treatment at significantly lower doses Shorter onset of action Reduction of first pass metabolism Less frequent dosing for certain molecules

(NASDAQ: AUXL)

Testosterone Replacement Film (AA2600)

Target population

Patients who:

Require more androgen than topical products Prefer alternative dosage form

Clinical status

Phase II POC for Testosterone Replacement Transmucosal Film complete

Data showed:

Increased serum testosterone levels Product candidate was well tolerated 97% patient acceptability: 49% rating film as desirable; 48% with acceptable rating

2006 milestones

2Q 06: Initiate Pivotal Phase III

(NASDAQ: AUXL)

Overactive Bladder film product (AA4010)

Phase I data using Oxybutinin shows proof of concept met

By delivering drug directly to bloodstream first pass metabolites can be reduced, relieving anticholinergic side effects of oxybutinin-containing products

Interested in partnering product due to current slate of products in development

(NASDAQ: AUXL)

Pipeline Brings Value in Short to Mid Term

AA4500 for Dupuytren’s and Peyronie’s could be on market by 2008 & 2009, respectively

Sales value likely to be high

Peyronie’s is a natural fit for Urology field force Dupuytren’s is a great product adjacency ripe for a specialist approach

Testosterone film a nice line extension for Testim by 2008 – serves as proof of concept for technology platform Ability to generate cash from ex-US rights to pipeline is possible

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Financials

Selected Financial Data / Guidance

Guidance provided for 2006:

Revenues: $64—$68 million

Research & Development: $27—$30 million

S,G&A: $56—$58 million

Net Loss: At or below 2005

($38 million)

Cash on hand at 12/31/2005—$56.7 million No third party debt other than minor equipment leasing

(NASDAQ: AUXL)

Key 2006 Goals

Continue driving sales and market share for Testim

Hit key milestones for R&D Pipeline:

Testosterone film – Phase III in 2nd quarter AA4500 Dupuytren’s – Phase III by mid-year AA4500 Peyronie’s – Phase IIb in 2nd half

Monetize certain rights to generate cash

(NASDAQ: AUXL)

Proven Record

Testim®: Near-Term Growth Driver

Pipeline: “First Mover” Products for Unmet Needs